UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22022
Advent Claymore Convertible Securities and Income Fund II
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)
Robert White 1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: May 1, 2017 – July 31, 2017

Item 1.    Schedule of Investments.
Attached hereto.

Advent Claymore Convertible Securities and Income Fund II
SCHEDULE OF INVESTMENTS (Unaudited)	July 31, 2017

	Shares	Value
COMMON STOCKS† - 15.1%
Industrial - 4.5%
United Parcel Service, Inc. — Class B1	29,300	$3,231,497
Union Pacific Corp.[1]	20,000	2,059,200
BAE Systems plc[1]	240,000	1,903,170
General Dynamics Corp.	8,000	1,570,640
Koninklijke Philips N.V.[1]	28,512	1,088,475
Total Industrial		9,852,982
Consumer, Non-cyclical - 2.9%
Merck & Co., Inc.[1]	26,600	1,699,209
Incyte Corp.*,1	9,375	1,249,594
Imperial Brands plc[1]	30,000	1,233,975
Olympus Corp.[1]	30,000	1,088,737
Roche Holding AG	4,000	1,015,287
Total Consumer, Non-cyclical		6,286,802
Consumer, Cyclical - 1.9%
General Motors Co.[1]	76,200	2,741,676
Home Depot, Inc.[1]	9,600	1,436,160
Total Consumer, Cyclical		4,177,836
Basic Materials - 1.9%
LyondellBasell Industries N.V. — Class A1	24,000	2,162,160
United States Steel Corp.[1]	85,300	2,003,697
Total Basic Materials		4,165,857
Financial - 1.9%
Provident Financial plc	98,800	2,685,816
Unibail-Rodamco SE1	5,580	1,390,434
Total Financial		4,076,250
Communications - 1.6%
Verizon Communications, Inc.[1]	46,800	2,265,120
Telefonica S.A.	105,300	1,186,862
Total Communications		3,451,982
Diversified - 0.4%
TPG Pace Energy Holdings Corp.*	92,700	959,445
*		–
Total Common Stocks
(Cost $32,148,190)		32,971,154
CONVERTIBLE PREFERRED STOCKS† - 9.6%
Industrial - 3.3%
Stanley Black & Decker, Inc.
5.38% due 05/15/20	20,837	2,236,435
Stericycle, Inc.
5.25% due 09/15/18[1]	31,200	1,965,912
Arconic, Inc.
5.38% due 10/01/17[1]	48,350	1,900,639
Belden, Inc.
6.75% due 07/15/19[1]	11,676	1,167,366
Total Industrial		7,270,352
Consumer, Non-cyclical - 2.6%
Allergan plc
5.50% due 03/01/18	3,654	3,266,713
Becton Dickinson and Co.
6.13% due 05/01/20[1]	22,905	1,280,160
Anthem, Inc.
5.25% due 05/01/18[1]	23,456	1,207,515
Total Consumer, Non-cyclical		5,754,388
Financial - 1.7%
Mandatory Exchangeable Trust

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† - 9.6% (continued)
Financial - 1.7% (continued)
5.75% due 06/03/19[1,2]	9,865	$1,763,714
Crown Castle International Corp.
6.88% due 08/01/20	1,198	1,273,953
AMG Capital Trust II
5.15% due 10/15/37[1]	8,996	557,190
Total Financial		3,594,857
Energy - 1.2%
Hess Corp.
8.00% due 02/01/19[1]	47,400	2,678,100
		–
Utilities - 0.8%
Great Plains Energy, Inc.
7.00% due 09/15/19[1]	31,000	1,729,800
		–
Total Convertible Preferred Stocks
(Cost $20,513,253)		21,027,497

MONEY MARKET FUND† - 6.4%
Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class
0.88%[3]	13,925,857	13,925,857
Total Money Market Fund
(Cost $13,925,857)		13,925,857

	Face[8]
	Amount
CONVERTIBLE BONDS†† - 67.7%
Technology - 12.7%
Micron Technology, Inc.
3.00% due 11/15/43	2,661,000	2,875,543
ON Semiconductor Corp.
1.00% due 12/01/20[1]	1,650,000	1,782,000
1.63% due 10/15/23[2]	844,000	877,233
STMicroelectronics N.V.
0.25% due 07/03/24	1,600,000	1,722,048
0.00% due 07/03/22[1,4]	600,000	650,277
Microchip Technology, Inc.
1.63% due 02/15/27[2]	2,002,000	2,227,224
Lam Research Corp.
1.25% due 05/15/18[1]	695,000	1,834,799
Intel Corp.
3.49% due 12/15/35[1]	1,297,000	1,756,624
Allscripts Healthcare Solutions, Inc.
1.25% due 07/01/20[1]	1,500,000	1,511,250
Verint Systems, Inc.
1.50% due 06/01/21[1]	1,300,000	1,265,063
ServiceNow, Inc.
0.00% due 06/01/22[2,4]	937,000	981,508
0.00% due 11/01/18[1,4]	163,000	248,371
BroadSoft, Inc.
1.00% due 09/01/22	945,000	1,203,103
Cypress Semiconductor Corp.
4.50% due 01/15/22[1]	953,000	1,202,567
Electronics For Imaging, Inc.
0.75% due 09/01/19[1]	956,000	1,033,675
Cornerstone OnDemand, Inc.
1.50% due 07/01/18[1]	1,005,000	1,026,356
Citrix Systems, Inc.
0.50% due 04/15/19[1]	753,000	897,482

Advent Claymore Convertible Securities and Income Fund II
SCHEDULE OF INVESTMENTS (Unaudited)	July 31, 2017

	Face
	Amount[8]	Value
CONVERTIBLE BONDS†† - 67.7% (continued)
Technology - 12.7% (continued)
Synaptics, Inc.
0.50% due 06/15/22[2]	822,000	$845,633
Red Hat, Inc.
0.25% due 10/01/19[1]	555,000	788,794
Salesforce.com, Inc.
0.25% due 04/01/18	553,000	765,559
Lumentum Holdings, Inc.
0.25% due 03/15/24[1,2]	505,000	629,041
ASM Pacific Technology Ltd.
2.00% due 03/28/19	4,000,000 HKD	602,037
Nanya Technology Corp.
0.00% due 01/24/22[4]	400,000	505,200
Silicon Laboratories, Inc.
1.38% due 03/01/22[2]	465,000	503,363
Total Technology		27,734,750
Communications - 10.2%
DISH Network Corp.
3.38% due 08/15/26[2]	2,824,000	3,522,940
2.38% due 03/15/24[2]	805,000	861,350
Inmarsat plc
3.88% due 09/09/23	2,000,000	2,345,500
Twitter, Inc.
0.25% due 09/15/19[1]	1,900,000	1,805,000
1.00% due 09/15/21[1]	315,000	289,406
Priceline Group, Inc.
0.35% due 06/15/20[1]	1,279,000	2,016,024
Ctrip.com International Ltd.
1.00% due 07/01/20[1]	1,334,000	1,634,984
FireEye, Inc.
1.00% due 06/01/35[1]	1,600,000	1,516,000
Ciena Corp.
3.75% due 10/15/18[2]	1,000,000	1,377,500
Finisar Corp.
0.50% due 12/15/33[1]	1,053,000	1,200,420
Telenor East Holding II AS
0.25% due 09/20/19[1]	1,000,000	1,125,800
Proofpoint, Inc.
0.75% due 06/15/20	897,000	1,123,493
Liberty Media Corp.
1.38% due 10/15/23[1]	870,000	1,102,116
American Movil B.V.
5.50% due 09/17/18[1]	800,000 EUR	879,534
Liberty Interactive LLC
1.75% due 09/30/46[2]	609,000	755,921
Liberty Expedia Holdings, Inc.
1.00% due 06/30/47[2]	601,000	655,841
Total Communications		22,211,829
Consumer, Non-cyclical - 9.9%
Wright Medical Group, Inc.
2.00% due 02/15/20	2,709,000	2,968,048
Element Fleet Management Corp.
5.13% due 06/30/19[1,2]	2,696,000 CAD	2,177,410
Element Financial Corp.
4.25% due 06/30/20[2]	1,837,000 CAD	1,439,574
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20	1,114,000	1,318,698

	Face
	Amount[8]	Value
CONVERTIBLE BONDS†† - 67.7% (continued)
Consumer, Non-cyclical - 9.9% (continued)
Euronet Worldwide, Inc.
1.50% due 10/01/44	902,000	$1,244,760
Ablynx N.V.
3.25% due 05/27/20[1]	800,000 EUR	1,113,919
Molina Healthcare, Inc.
1.63% due 08/15/44[1]	841,000	1,049,148
Qiagen N.V.
0.88% due 03/19/21	800,000	1,018,120
NuVasive, Inc.
2.25% due 03/15/21	695,000	871,356
Nevro Corp.
1.75% due 06/01/21[1]	685,000	795,028
Hologic, Inc.
2.00% due 03/01/18[5,9]	526,000	754,153
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21[1]	677,000	731,160
Pacira Pharmaceuticals, Inc.
2.38% due 04/01/22[2]	692,000	698,487
J Sainsbury plc
1.25% due 11/21/19	500,000 GBP	676,973
Nipro Corp.
0.00% due 01/29/21[4]	60,000,000 JPY	637,088
Jazz Investments I Ltd.
1.88% due 08/15/21	580,000	635,100
Horizon Pharma Investment Ltd.
2.50% due 03/15/22[1]	713,000	623,875
Anthem, Inc.
2.75% due 10/15/42	238,000	607,346
Clovis Oncology, Inc.
2.50% due 09/15/21	372,000	589,155
Neurocrine Biosciences, Inc.
2.25% due 05/15/24[2]	555,000	567,141
Herbalife Ltd.
2.00% due 08/15/19[1]	548,000	555,880
Terumo Corp.
0.00% due 12/06/21[4]	50,000,000 JPY	537,355
Total Consumer, Non-cyclical		21,609,774
Industrial - 8.8%
Dycom Industries, Inc.
0.75% due 09/15/21	3,277,000	3,848,427
Cemex SAB de CV
3.72% due 03/15/20	2,650,000	3,099,116
China Railway Construction Corporation Ltd.
0.00% due 01/29/21[4]	1,250,000	1,439,375
Makino Milling Machine Co., Ltd.
0.00% due 03/19/18[4]	120,000,000 JPY	1,268,201
Implenia AG
0.50% due 06/30/22	1,035,000 CHF	1,168,981
BW Group Ltd.
1.75% due 09/10/19	1,000,000	947,500
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/19[1]	750,000	903,154

Advent Claymore Convertible Securities and Income Fund II
SCHEDULE OF INVESTMENTS (Unaudited)	July 31, 2017

	Face
	Amount[8]	Value
CONVERTIBLE BONDS†† - 67.7% (continued)
Industrial - 8.8% (continued)
Vinci S.A.
0.38% due 02/16/22[1]	800,000	$887,800
Shimizu Corp.
0.00% due 10/16/20[4]	80,000,000 JPY	800,579
CRRC Corporation Ltd.
0.00% due 02/05/21[4]	750,000	778,688
Minebea Mitsumi, Inc.
0.00% due 08/03/22[4]	70,000,000 JPY	744,219
Larsen & Toubro Ltd.
0.68% due 10/22/19	700,000	720,213
MTU Aero Engines AG
0.13% due 05/17/23	500,000 EUR	718,306
OSG Corp.
0.00% due 04/04/22[1,4]	50,000,000 JPY	661,342
Safran S.A.
0.00% due 12/31/20[4]	541,800 EUR	627,138
Atlas Air Worldwide Holdings, Inc.
1.88% due 06/01/24	516,000	614,363
Total Industrial		19,227,402
Financial - 8.7%
British Land White 2015 Ltd.
0.00% due 06/09/20[4]	1,400,000 GBP	1,756,173
Aurelius SE
1.00% due 12/01/20[1]	1,200,000 EUR	1,573,258
BUWOG AG
0.00% due 09/09/21[4]	1,200,000 EUR	1,534,705
Altaba, Inc.
0.00% due 12/01/18[1,4]	1,266,000	1,497,045
AYC Finance Ltd.
0.50% due 05/02/19[1]	1,300,000	1,428,375
Magyar Nemzeti Vagyonkezelo Zrt
3.38% due 04/02/19[1]	1,000,000 EUR	1,412,443
Haitong International Securities Group, Ltd.
0.00% due 10/25/21[4]	10,000,000 HKD	1,305,673
Colony NorthStar, Inc.
3.88% due 01/15/21[1]	1,254,000	1,290,836
Air Lease Corp.
3.88% due 12/01/18[1]	887,000	1,281,161
IMMOFINANZ AG
2.00% due 01/24/24	800,000 EUR	1,060,157
Starwood Property Trust, Inc.
4.00% due 01/15/19	884,000	992,843
Extra Space Storage, LP
3.13% due 10/01/35[1]	628,000	681,380
Starwood Waypoint Homes
3.00% due 07/01/19[1]	558,000	673,785
Nexity S.A.
0.13% due 01/01/23	547,707 EUR	663,118
Fidelity National Financial, Inc.
4.25% due 08/15/18[1]	236,000	636,758
Deutsche Wohnen AG
0.88% due 09/08/21[1]	300,000 EUR	595,808

	Face
	Amount[8]	Value
CONVERTIBLE BONDS†† - 67.7% (continued)
Financial - 8.7% (continued)
LEG Immobilien AG
0.50% due 07/01/21	300,000 EUR	$551,525
Total Financial		18,935,043
Consumer, Cyclical - 7.8%
Suzuki Motor Corp.
0.00% due 03/31/23[1,4]	210,000,000 JPY	2,555,274
Sonae Investments B.V.
1.63% due 06/11/19	2,100,000 EUR	2,483,267
CalAtlantic Group, Inc.
0.25% due 06/01/19[1]	1,625,000	1,562,031
RH
0.00% due 06/15/19[1,2,4]	1,702,000	1,521,163
Steinhoff Finance Holdings GmbH
1.25% due 08/11/22[1]	700,000 EUR	822,412
4.00% due 01/30/21	400,000 EUR	601,668
HIS Co. Ltd.
0.00% due 08/30/19[4]	150,000,000 JPY	1,405,380
International Consolidated Airlines Group S.A.
0.25% due 11/17/20	1,000,000 EUR	1,150,999
Valeo S.A.
0.00% due 06/16/21[4]	1,000,000	1,099,250
Sony Corp.
0.00% due 09/30/22[4]	101,000,000 JPY	1,069,003
Shenzhou International Group Holdings Ltd.
0.50% due 06/18/19[1]	4,000,000 HKD	725,594
Asics Corp.
0.00% due 03/01/19[4]	70,000,000 JPY	656,636
LVMH Moet Hennessy Louis Vuitton SE
0.00% due 02/16/21[1,4]	2,236	637,372
NHK Spring Co. Ltd.
0.00% due 09/20/19[1,4]	550,000	619,713
Total Consumer, Cyclical		16,909,762
Energy - 5.8%
Chesapeake Energy Corp.
5.50% due 09/15/26[2]	4,343,000	4,125,850
Weatherford International Ltd.
5.88% due 07/01/21	3,540,000	3,765,675
RAG-Stiftung
0.00% due 03/16/23	800,000 EUR	985,644
0.00% due 02/18/21[4]	500,000 EUR	635,776
Technip S.A.
0.88% due 01/25/21	1,000,000 EUR	1,389,983
PDC Energy, Inc.
1.13% due 09/15/21	830,000	784,869
SEACOR Holdings, Inc.
3.00% due 11/15/28	591,000	499,764

Advent Claymore Convertible Securities and Income Fund II
SCHEDULE OF INVESTMENTS (Unaudited)	July 31, 2017

	Face
	Amount[8]	Value
CONVERTIBLE BONDS†† - 67.7% (continued)
Energy - 5.8% (continued)
Oasis Petroleum, Inc.
2.63% due 09/15/23	498,000	$489,597
Total Energy		12,677,158
Basic Materials - 2.4%
OCI NV
3.88% due 09/25/18	2,000,000 EUR	2,396,908
Kansai Paint Co., Ltd.
0.00% due 06/17/19[1,4]	110,000,000 JPY	1,085,117
Toray Industries, Inc.
0.00% due 08/30/19[1,4]	90,000,000 JPY	955,224
APERAM S.A.
0.63% due 07/08/21[1]	600,000	774,000
Total Basic Materials		5,211,249
Utilities - 1.0%
CenterPoint Energy, Inc.
4.18% due 09/15/29[1,5]	22,673	1,732,784
NRG Yield, Inc.
3.25% due 06/01/20[1,2]	500,000	499,688
Total Utilities		2,232,472
Consumer Cyclical - 0.4%
NH Hotel Group SA
4.00% due 11/08/18	600,000 EUR	875,585
Total Convertible Bonds
(Cost $136,352,989)		147,625,024
CORPORATE BONDS†† - 66.3%
Consumer, Non-cyclical - 15.2%
HCA, Inc.
5.88% due 03/15/22[1]	1,987,000	2,202,589
7.50% due 02/15/22[1]	1,050,000	1,215,375
Tenet Healthcare Corp.
6.00% due 10/01/20[1]	1,750,000	1,879,062
4.63% due 07/15/24[1]	1,329,000	1,325,678
Valeant Pharmaceuticals International, Inc.
6.13% due 04/15/25[2]	3,445,000	2,945,475
United Rentals North America, Inc.
6.13% due 06/15/23[1]	1,500,000	1,573,124
5.88% due 09/15/26[1]	1,249,000	1,348,920
CHS/Community Health Systems, Inc.
6.88% due 02/01/22[1]	1,394,000	1,200,583
5.13% due 08/01/21[1]	550,000	555,500
DaVita, Inc.
5.00% due 05/01/25[1]	1,490,000	1,515,776
HealthSouth Corp.
5.75% due 09/15/25[1]	1,302,000	1,360,590
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	1,226,000	1,317,950
Fresenius Medical Care US Finance II, Inc.
5.63% due 07/31/19[1,2]	1,164,000	1,241,115
Cott Holdings, Inc.
5.50% due 04/01/25[1,2]	1,164,000	1,226,565
Sotheby's
5.25% due 10/01/22[1,2]	1,140,000	1,171,350

	Face
	Amount[8]	Value
CORPORATE BONDS†† - 66.3% (continued)
Consumer, Non-cyclical - 15.2% (continued)
Land O'Lakes Capital Trust I
7.45% due 03/15/28[1,2]	1,000,000	$1,150,000
Revlon Consumer Products Corp.
6.25% due 08/01/24[1]	1,503,000	1,149,795
Post Holdings, Inc.
5.50% due 03/01/25[1,2]	1,018,000	1,076,535
BioMarin Pharmaceutical, Inc.
0.75% due 10/15/18[1]	970,000	1,071,244
Ahern Rentals, Inc.
7.38% due 05/15/23[1,2]	1,200,000	1,068,000
Greatbatch Ltd.
9.13% due 11/01/23[2]	909,000	999,564
Ritchie Bros Auctioneers, Inc.
5.38% due 01/15/25[1,2]	834,000	877,068
Quorum Health Corp.
11.63% due 04/15/23	1,021,000	852,535
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 02/01/25[1]	980,000	834,225
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	727,000	745,175
Molina Healthcare, Inc.
5.38% due 11/15/22[1]	620,000	663,400
FAGE International S.A./ FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[1,2]	320,000	330,400
CDK Global, Inc.
4.88% due 06/01/27	291,000	299,730
Total Consumer, Non-cyclical		33,197,323
Consumer, Cyclical - 11.9%
Air France KLM S.A.
6.25% due 10/01/65[1,6]	3,000,000 EUR	3,853,634
GameStop Corp.
6.75% due 03/15/21[2]	2,360,000	2,445,550
Dana Financing Luxembourg Sarl
6.50% due 06/01/26[1,2]	1,267,000	1,360,441
Scotts Miracle-Gro Co.
6.00% due 10/15/23[1]	1,164,000	1,258,284
Dollar Tree, Inc.
5.75% due 03/01/23[1]	1,164,000	1,238,205
Cumberland Farms, Inc.
6.75% due 05/01/25[1,2]	1,074,000	1,149,180
Chester Downs & Marina LLC / Chester Downs Finance Corp.
9.25% due 02/01/20[2]	1,084,000	1,121,940
Levi Strauss & Co.
5.00% due 05/01/25[1]	1,060,000	1,115,650
L Brands, Inc.
5.63% due 02/15/22[1]	1,000,000	1,052,500
Scientific Games International, Inc.
10.00% due 12/01/22	926,000	1,035,963
Goodyear Tire & Rubber Co.
5.13% due 11/15/23[1]	946,000	987,388

Advent Claymore Convertible Securities and Income Fund II
SCHEDULE OF INVESTMENTS (Unaudited)	July 31, 2017

	Face
	Amount[8]	Value
CORPORATE BONDS†† - 66.3% (continued)
Consumer, Cyclical - 11.9% (continued)
Allegiant Travel Co.
5.50% due 07/15/19[1]	950,000	$985,625
TRI Pointe Group Inc. / TRI Pointe Homes Inc.
4.38% due 06/15/19[1]	954,000	982,620
Hanesbrands, Inc.
4.63% due 05/15/24[1,2]	909,000	932,861
FirstCash, Inc.
5.38% due 06/01/24[2]	873,000	922,106
Six Flags Entertainment Corp.
4.88% due 07/31/24[1,2]	899,000	916,980
Brinker International, Inc.
3.88% due 05/15/23[1]	909,000	882,866
Global Partners, LP / GLP Finance Corp.
6.25% due 07/15/22[1]	825,000	835,313
MGM Resorts International
6.00% due 03/15/23[1]	676,000	750,360
Wolverine World Wide, Inc.
5.00% due 09/01/26[1,2]	734,000	730,697
Speedway Motorsports, Inc.
5.13% due 02/01/23[1]	660,000	679,800
Vista Outdoor, Inc.
5.88% due 10/01/23[1]	589,000	606,670
Total Consumer, Cyclical		25,844,633
Communications - 10.4%
DISH DBS Corp.
6.75% due 06/01/21[1]	1,200,000	1,329,000
5.88% due 11/15/24[1]	924,000	1,005,774
Frontier Communications Corp.
11.00% due 09/15/25	2,497,000	2,300,361
SFR Group S.A.
7.38% due 05/01/26[1,2]	1,640,000	1,781,449
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91% due 07/23/25	1,607,000	1,729,674
CBS Radio, Inc.
7.25% due 11/01/24[1,2]	1,378,000	1,458,958
Sprint Corp.
7.88% due 09/15/23[1]	1,225,000	1,393,438
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25% due 09/30/22[1]	1,250,000	1,292,188
Hughes Satellite Systems Corp.
6.50% due 06/15/19[1]	1,052,000	1,136,160
Sirius XM Radio, Inc.
5.75% due 08/01/21[1,2]	1,050,000	1,082,760
GCI, Inc.
6.88% due 04/15/25[1]	970,000	1,059,725
AMC Networks, Inc.
4.75% due 12/15/22[1]	1,000,000	1,031,250
Sprint Communications, Inc.
9.00% due 11/15/18[1,2]	923,000	1,000,301
CenturyLink, Inc.
6.75% due 12/01/23[1]	937,000	997,905

	Face
	Amount[8]	Value
CORPORATE BONDS†† - 66.3% (continued)
Communications - 10.4% (continued)
Tribune Media Co.
5.88% due 07/15/22[1]	946,000	$995,665
Sinclair Television Group, Inc.
5.88% due 03/15/26[1,2]	909,000	951,041
Urban One, Inc.
7.38% due 04/15/22[1,2]	680,000	707,200
ViaSat, Inc.
6.88% due 06/15/20[1]	662,000	676,895
Windstream Services LLC
6.38% due 08/01/23[1]	617,000	507,483
Finisar Corp.
0.50% due 12/15/36[1,2]	289,000	288,819
Total Communications		22,726,046
Energy - 7.7%
PDC Energy, Inc.
6.13% due 09/15/24[1]	1,316,000	1,357,124
Oasis Petroleum, Inc.
6.88% due 01/15/23[1]	1,321,000	1,304,487
CONSOL Energy, Inc.
8.00% due 04/01/23[1]	1,158,000	1,236,165
Parsley Energy LLC / Parsley Finance Corp.
5.25% due 08/15/25[1,2]	882,000	901,845
6.25% due 06/01/24[1,2]	294,000	313,110
Genesis Energy, LP / Genesis Energy Finance Corp.
6.00% due 05/15/23[1]	1,157,000	1,151,214
PBF Holding Company LLC / PBF Finance Corp.
7.25% due 06/15/25[1]	1,166,000	1,148,510
Cheniere Corpus Christi Holdings LLC
5.13% due 06/30/27	1,018,000	1,062,538
SESI LLC
7.13% due 12/15/21[1]	1,018,000	1,029,453
Continental Resources, Inc.
4.50% due 04/15/23[1]	1,026,000	1,002,915
Tesoro Logistics, LP / Tesoro Logistics Finance Corp.
6.38% due 05/01/24[1]	605,000	663,988
6.25% due 10/15/22	298,000	318,115
Murphy Oil Corp.
4.70% due 12/01/22[1]	968,000	953,480
Diamondback Energy, Inc.
4.75% due 11/01/24[1]	882,000	895,230
Whiting Petroleum Corp.
5.00% due 03/15/19[1]	902,000	891,853
Western Refining Logistics Limited Partnership / WNRL Finance Corp.
7.50% due 02/15/23[1]	726,000	785,895
Ensco Jersey Finance Ltd.
3.00% due 01/31/24[2]	721,000	572,294
MEG Energy Corp.
6.50% due 01/15/25[2]	443,000	430,264
SM Energy Co.
5.00% due 01/15/24	399,000	373,065

	Face
	Amount[8]	Value
CORPORATE BONDS†† - 66.3% (continued)
Energy - 7.7% (continued)
Nabors Industries, Inc.
0.75% due 01/15/24[2]	461,000	$363,902
Total Energy		16,755,447
Industrial - 6.8%
MasTec, Inc.
4.88% due 03/15/23[1]	1,620,000	1,628,100
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[2]	1,586,000	1,375,856
Louisiana-Pacific Corp.
4.88% due 09/15/24[1]	1,317,000	1,351,571
Park-Ohio Industries, Inc.
6.63% due 04/15/27[1]	1,164,000	1,233,840
Energizer Holdings, Inc.
5.50% due 06/15/25[1,2]	1,155,000	1,218,525
CNH Industrial Capital LLC
3.38% due 07/15/19	1,164,000	1,184,370
Xerium Technologies, Inc.
9.50% due 08/15/21[1]	1,024,000	1,085,440
TransDigm, Inc.
6.50% due 07/15/24[1]	990,000	1,050,637
Shape Technologies Group, Inc.
7.63% due 02/01/20[1,2]	910,000	946,400
Golar LNG Ltd.
2.75% due 02/15/22[1,2]	900,000	874,124
Builders FirstSource, Inc.
5.63% due 09/01/24[1,2]	734,000	773,453
Triumph Group, Inc.
4.88% due 04/01/21[1]	770,000	732,463
Navios Maritime Holdings Incorporated / Navios Maritime Finance II US Inc.
7.38% due 01/15/22[2]	931,000	730,835
Eletson Holdings, Inc.
9.63% due 01/15/22[1,2]	858,000	716,430
Total Industrial		14,902,044
Basic Materials - 6.2%
NOVA Chemicals Corp.
5.00% due 05/01/25[1,2]	1,273,000	1,282,548
5.25% due 08/01/23[1,2]	1,000,000	1,033,750
FMG Resources August 2006 Pty Ltd.
9.75% due 03/01/22[1,2]	1,155,000	1,315,198
5.13% due 05/15/24[2]	291,000	303,004
4.75% due 05/15/22[2]	146,000	150,563
WR Grace & Co.
5.13% due 10/01/21[1,2]	1,400,000	1,508,500
First Quantum Minerals Ltd.
7.25% due 04/01/23[1,2]	1,250,000	1,290,624
Commercial Metals Co.
4.88% due 05/15/23[1]	1,156,000	1,187,790
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[2]	893,000	995,695
Tronox Finance LLC
7.50% due 03/15/22[1,2]	880,000	926,200
TPC Group, Inc.
8.75% due 12/15/20[2]	908,000	853,520

	Face
	Amount[8]	Value
CORPORATE BONDS†† - 66.3% (continued)
Basic Materials - 6.2% (continued)
Freeport-McMoRan, Inc.
2.38% due 03/15/18[1]	846,000	$847,058
Kaiser Aluminum Corp.
5.88% due 05/15/24[1]	711,000	757,215
Compass Minerals International, Inc.
4.88% due 07/15/24[1,2]	733,000	725,670
Kraton Polymers LLC / Kraton Polymers Capital Corp.
10.50% due 04/15/23[1,2]	294,000	343,245
Total Basic Materials		13,520,580
Technology - 4.8%
Qorvo, Inc.
7.00% due 12/01/25	2,662,000	3,041,334
Integrated Device Technology, Inc.
0.88% due 11/15/22	1,813,000	1,928,579
Teradyne, Inc.
1.25% due 12/15/23[2]	1,374,000	1,744,121
Western Digital Corp.
10.50% due 04/01/24[1]	971,000	1,151,848
Seagate HDD Cayman
4.75% due 01/01/25[1]	1,164,000	1,129,901
First Data Corp.
5.38% due 08/15/23[1,2]	826,000	864,203
Veeco Instruments, Inc.
2.70% due 01/15/23[1]	578,000	622,073
Total Technology		10,482,059
Financial - 2.9%
Ally Financial, Inc.
8.00% due 03/15/20[1]	1,300,000	1,478,750
5.13% due 09/30/24[1]	510,000	544,935
Forest City Realty Trust, Inc.
4.25% due 08/15/18	1,564,000	1,843,565
Credit Acceptance Corp.
7.38% due 03/15/23[1]	1,321,000	1,393,655
Navient Corp.
5.50% due 01/15/19[1]	1,026,000	1,068,323
Total Financial		6,329,228
Utilities - 0.4%
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27	881,000	894,215
Total Corporate Bonds
(Cost $139,982,025)		144,651,575
SENIOR FLOATING RATE INTERESTS††,7 - 1.0%
Consumer, Cyclical - 0.6%
PetSmart, Inc.
4.30% due 03/10/22	1,346,132	1,279,743

Advent Claymore Convertible Securities and Income Fund II
SCHEDULE OF INVESTMENTS (Unaudited)	July 31, 2017

	Face[8]
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,7 - 1.0% (continued)
Consumer, Non-cyclical - 0.4%
SUPERVALU, Inc.
4.79% due 06/08/24	947,625	$942,887
Total Senior Floating Rate Interests
(Cost $2,266,141)		2,222,630
Total Investments - 166.1%
(Cost $345,188,455)		$362,423,737
Other Assets & Liabilities, net - (66.1)%		(144,289,927)
Total Net Assets - 100.0%		$218,133,810

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at July 31, 2017	Net Unrealized Appreciation/ (Depreciation)
Bank of New York	(1,598,000,000)	JPY	09/14/17	$14,596,940	$14,492,853	$104,087
Bank of New York	2,272,000	EUR	09/14/17	(2,582,252)	(2,685,449)	103,197
Bank of New York	628,000	GBP	09/14/17	(803,820)	(829,240)	25,420
Bank of New York	175,000	CAD	09/14/17	(134,314)	(140,031)	5,717
Bank of New York	(2,154,000)	CHF	09/14/17	2,240,413	2,239,076	1,337
Bank of New York	20,000	CHF	09/14/17	(20,940)	(20,790)	(150)
Bank of New York	(4,656,000)	CAD	09/14/17	3,472,346	3,725,619	(253,273)
Bank of New York	(7,081,000)	GBP	09/14/17	9,071,168	9,350,072	(278,904)
Bank of New York	(27,628,000)	EUR	09/14/17	31,169,169	32,655,627	(1,486,458)
						$(1,779,027)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
1
All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of July 31, 2017, the total value of securities segregated was $236,626,614.

2
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) liquid securities is $86,209,015 (cost $83,076,131), or 39.5% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

3	Rate indicated is the 7-day yield as of July 31, 2017.
4	Zero coupon rate security.
5	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
6	Perpetual maturity.
7	Variable rate security. Rate indicated is rate effective at July 31, 2017.
8	The face amount is denominated in U.S. Dollars, unless otherwise indicated.
9	Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.

AG	Stock Corporation
B.V.	Limited Liability Company
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
GmbH	Limited Liability
HKD	Hong Kong Dollar
JPY	Japenese Yen
N.V.	Publicly Traded Company
plc	Public Limited Company
Pty	Proprietary
S.A.	Corporation
SAB de CV	Public Traded Company
See Sector Classification in Other Information section.

Other Information (unaudited)

The following table summarizes the inputs used to value the Fund's investments at July 31, 2017 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$32,971,154	$—	$—	$—	$32,971,154
Convertible Bonds	—	147,625,024	—	—	147,625,024
Convertible Preferred Stocks	21,027,497	—	—	—	21,027,497
Corporate Bonds	—	144,651,575	—	—	144,651,575
Forward Foreign Currency Exchange Contracts	—	—	239,758	—	239,758
Money Market Fund	13,925,857	—	—	—	13,925,857
Senior Floating Rate Interests	—	2,222,630	—	—	2,222,630
Total Assets	$67,924,508	$294,499,229	$239,758	$—	$362,663,495

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Forward Foreign Currency Exchange Contracts	$—	$—	$2,018,785	$—	$2,018,785
Unfunded Loan Commitments	—	1,509,025	—	—	1,509,025
Total Liabilities	$—	$1,509,025	$2,018,785	$—	$3,527,810

* Other financial instruments include forward foreign currency exchange contracts, which are reported as unrealized gain/loss at period end.

Please refer to the detailed portfolio for the breakdown of investment type by industry category.

The Fund did not hold any level 3 securities during the period ended July 31, 2017.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended July 31, 2017, there were no transfers between levels.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

1. Organization and Significant Accounting Policies
Organization
Advent Claymore Convertible Securities and Income Fund II (the “Fund”) was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the other over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. The value of OTC swap agreements entered into by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value provided by an independent pricing service. Forward foreign currency exchange contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid-price. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis. There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of July 31, 2017.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at July 31, 2017.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Financial Instruments
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations. The Fund may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Higher Investment Returns: the use of an instrument to seek to obtain increased investment returns.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Speculation: the use of an instrument to express macro-economic and other investment views.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

3. Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts including forward foreign currency exchange contracts, swap contracts and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within Level 2 of the fair value hierarchy.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

4. Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At July 31, 2017, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$345,832,835	$21,563,847	$(4,972,945)	$16,590,902

5. Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of July 31, 2017. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

The unfunded loan commitments as of July 31, 2017 were as follows:

Borrower	Maturity Date	Face Amount	Value
Intrawest Resorts Holdings, Inc.	7/31/2024	$490,400	$492,238
Sprint Communications, Inc.	2/3/2024	1,012,463	1,016,787
		$1,502,863	$1,509,025

OTHER INFORMATION (Unaudited)

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Item 2.    Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.    Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advent Claymore Convertible Securities and Income Fund II

By:	/s/ Tracy V. Maitland
 Tracy V. Maitland
 President and Chief Executive Officer

Date:	September 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Tracy V. Maitland
 Tracy V. Maitland
 President and Chief Executive Officer

Date:	September 29, 2017

By:	/s/ Robert White
 Robert White
 Treasurer and Chief Financial Officer

Date:	September 29, 2017